BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated June 7, 2021 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated August 28, 2020, as supplemented to date

Effective June 8, 2021, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Equity Dividend Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Equity Dividend Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Tony DeSpirito	2014	Managing Director of BlackRock, Inc.
David Zhao	2017	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tony DeSpirito and David Zhao are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

Shareholders should retain this Supplement for future reference.